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                                                                   EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                 With Respect to

                    11 1/2% Series A Senior Notes due 2005 of

                          MICHAEL PETROLEUM CORPORATION


         This form must be used by a holder of 11 1/2% Series A Senior Notes due
2005 (the "Private Notes") of Michael Petroleum Corporation (the "Company") who wishes to tender Private Notes to the Exchange Agent in exchange for 11 1/2%
Series B Senior Notes due 2005 pursuant to the guaranteed delivery procedures described in the "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus, dated July 22, 1998 (the "Prospectus"), and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Private Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange
Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON AUGUST 31, 1998 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS
EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE
AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT
ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                             The Exchange Agent is:
                       STATE STREET BANK AND TRUST COMPANY


By Registered or Certified Mail:           By Overnight or Hand Delivery:

State Street Bank and Trust Company        State Street Bank and Trust Company
Corporate Trust Department                 Corporate Trust Department
P. O. Box 778                              Two International Plaza, 4th Floor
Boston, Massachusetts 02102-0078           Boston, Massachusetts 02110
Attn: Kellie Mullen                        Attn: Kellie Mullen

By Facsimile:  (617) 664-5395              By Telephone:  (617) 664-5587

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT
CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible
Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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LADIES AND GENTLEMEN:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Private Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

         The undersigned hereby tenders the Private Notes listed below:

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
Certificate Number(s) (if known) of Private Notes or     Aggregate Principal    Aggregate Principal
      Account Number at the Book-Entry Facility           Amount Represented     Amount Tendered
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

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                            PLEASE SIGN AND COMPLETE
Signatures of Registered Holder(s) or                      Date:             , 1998
                                                                -------------
Authorized Signatory:                                      Address:
                     ---------------------------------             -----------------------------------

------------------------------------------------------     -------------------------------------------
                                                           Area Code and Telephone No.:
Name of Registered Holder(s):                                                          ---------------
                             -------------------------

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

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         This Notice of Guaranteed Delivery must be signed by the Holder(s)
exactly as their name(s) appear on certificates for Private Notes or on a security position listing as the owner of Private Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
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Capacity:
         ----------------------------------------------------------------------

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Address(es):
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                                    GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a firm which is a member of a recognized signature guarantee medallion program and is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Private Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.

Name of Firm:
             ---------------------------   ------------------------------------

Address:                                          Authorized Signature
        --------------------------------

----------------------------------------   Name:
Area Code and Telephone No.:                    -------------------------------
                            ------------
                                           Title:
                                                 ------------------------------
                                           Date:                         , 1998
                                                -------------------------
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          DO NOT SEND PRIVATE NOTES WITH THIS FORM. ACTUAL SURRENDER OF
           PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED
                     BY, AN EXECUTED LETTER OF TRANSMITTAL.


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                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

       1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

       2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Private Notes referred to herein, the signature must correspond with the name(s) written on the face of the Private Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book- Entry Transfer Facility whose name appears on a security position listing as the owner of Private Notes, the signature must correspond with the name shown on the security position listing as the owner of the Private Notes.

       If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Private Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Private Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

       If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company and the Guarantors of such person's authority to so act.

       3. Requests for Assistance or Additional Copies. Question and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.


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